Prospectus supplement dated July 15, 2016
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Nationwide filed a supplement dated June 1, 2016, for the purposes of notifying contract owners that Putnam Investment Management, LLC, the Putnam Voyager Fund: Class A's ("Voyager Fund") investment manager, had recommended, and the Voyager Fund’s Board of Trustees had approved, the merger of Voyager Fund into Putnam Growth Opportunities Fund: Class A ("Growth Opportunities Fund") at the close of business July 15, 2016.
However, the merger of the Voyager Fund into the Growth Opportunities Fund that was scheduled for July 15, 2016, is now being deferred until further notice.
As a result, the following will occur to the contract:
•	The Voyager Fund will remain as an available investment option to receive transfers or new purchase payments (note: as disclosed in the June 1, 2016 supplement, the Voyager Fund is only available to policies for which applications are received before June 1, 2016).
•	The Growth Opportunities Fund will not be added as an investment option under the contract after the close of business July 15, 2016.
PRO-4668-29